UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004

Commission File No. 001-12392

NDCHealth Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	58-0977458
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

NDC Plaza, Atlanta, Georgia	30329-2010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 728-2000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

On November 9, 2004, NDCHealth Corporation (the “Company”) issued a press release announcing the final results of matters submitted to a vote of the Company’s stockholders at their Annual Meeting on October 28, 2004. The press release also announces the Board of Directors’ decision to commence an orderly process to retain an investment bank to assist in a review and analysis of strategic alternatives available to the Company. The full text of the release is attached as exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated into future filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended unless expressly set forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release dated November 9, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NDCHealth Corporation
(Registrant)

By:	/s/ James W. FitzGibbons
James W. FitzGibbons
Vice President and Chief Accounting Officer

Date: November 9, 2004